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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 January 4, 2002
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                  1-10809                  98-0191089
(State or other jurisdiction of  (Commission file number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.


On January 4, 2002, XL Capital Ltd issued the press release attached as Exhibit 99(a) and incorporated by reference herein.


Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:

     Exhibit No.    Description

     99(a) Press Release ("XL Capital Announces Plans to Issue Senior Notes") dated January 4, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 4, 2002


                             XL CAPITAL LTD


                             By:    /s/ Kirstin Romann
                                    ------------------------------------------
                                    Name:   Kirstin Romann
                                    Title:  Senior Vice President and
                                            Associate General Counsel



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                                                                   Exhibit 99(a)


                                                     XL Capital Ltd
                                                           XL House
                                                One Bermudiana Road
                                             Hamilton HM 11 Bermuda
                                              Phone: (441) 292-8515
                                                Fax: (441) 292-5280
NEWS RELEASE

IMMEDIATE

Contact:      Gavin R. Arton                               Roger R. Scotton
              Investor Relations                           Media Relations
              441-294-7104                                 441-294-7165


                       XL CAPITAL ANNOUNCES PLANS TO ISSUE
                                  SENIOR NOTES

     HAMILTON, Bermuda (January 4, 2002) - XL Capital Ltd ("XL") (NYSE: XL) announced today that it currently plans to sell up to $500 million of senior notes due 2012 through XL Capital Finance (Europe) plc, a wholly owned subsidiary of XL. The senior notes will be sold pursuant to XL's currently effective shelf registration statement. The underwriters for XL's senior notes offering are Salomon Smith Barney and JP Morgan, as joint book runners, Banc of America Securities LLC, Barclays Capital and Credit Lyonnais Securities.

     The net proceeds from the sale of senior notes will be used to repay XL's outstanding five-year revolving credit facilities and for general corporate purposes, which may include share repurchases and acquisitions.

     XL Capital Ltd, through its operating subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As at September 30, 2001, XL had consolidated assets of approximately $25.7 billion and consolidated shareholders' equity of approximately $4.8 billion. More information about XL is available at www.xlcapital.com.

     This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the senior notes or any other securities, nor will there be any sale of the senior notes or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

     This press release may contain forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about XL's beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in XL's most recent reports on Forms 10-K and 10-Q and XL's other documents on file with the Securities and Exchange Commission. XL undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.





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